Exhibit 99.1

ANNUAL MEETING OF STOCKHOLDERS OF OPKO HEALTH, INC. August ___, 2013 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on August ___, 2013 The Proxy Statement and 2012 Annual Report are available at www.opko.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of ten directors. O Phillip Frost, M.D. O Jane H. Hsiao, Ph.D. O Steven D. Rubin O Robert A. Baron O Thomas E. Beier O Dmitry Kolosov O Richard A. Lerner, M.D. O John A. Paganelli O Richard C. Pfenniger, Jr. O Alice Lin-Tsing Yu, M.D., Ph.D. 2. Proposal to approve an amendment to the OPKO Health, Inc. 2007 Equity Incentive Plan (the “2007 Plan”) to increase the aggregate number of shares of common stock, par value $0.01 per share, of OPKO (“OPKO common stock”) authorized for issuance pursuant to the 2007 Plan from 35 million shares to 55 million shares of OPKO common stock. 3. Proposal to approve an amendment to OPKO’s amended and restated certificate of incorporation to increase the authorized number of shares of the OPKO common stock that OPKO may issue from 500 million shares to 750 million shares. 4. Proposal to approve the issuance of shares of OPKO common stock and other securities exercisable for shares of OPKO common stock to the stockholders of PROLOR Biotech, Inc. (“PROLOR”), a Nevada corporation, in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of April 23, 2013, among PROLOR, OPKO and POM Acquisition, Inc. (“POM”), a Nevada corporation and a wholly owned subsidiary of OPKO formed for the purpose of facilitating the merger of POM with and into PROLOR. 5. Proposal to approve the adjournment of the OPKO annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals. 6. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the August ___, 2013 meeting. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2, 3, 4 AND 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x ------------------ Please detach along perforated line and mail in the envelope provided. ---------------- 21030303003000000000 5 FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . 0 PROXY OPKO HEALTH, INC. 4400 Biscayne Blvd. Miami, Florida 33137 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS AUGUST __, 2013 The undersigned hereby appoints Steven D. Rubin and Juan F. Rodrigez, and each of them severally, as proxies of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Annual Meeting of Stockholders of OPKO Health, Inc. (“OPKO” or the “Company”) to be held at _______________________, on August ___, 2013, beginning at ____, local time, and at any adjournments thereof, and to vote thereat all shares of common stock of the Company held of record by the undersigned at the close of business on July __, 2013, in accordance with the instructions set forth on this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the meeting and on matters incident to the conduct of the meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET AS INSTRUCTED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on August ___, 2013 The Proxy Statement and 2012 Annual Report are available at www.opko.com. 14475